                                                                    EXHIBIT 3.36

                               STATE OF DELAWARE

                                                                          PAGE 1

                        OFFICE OF THE SECRETARY OF STATE

                         -----------------------------

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RADIO ONE OF TEXAS I, LLC", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF NOVEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

                            [SEAL]     /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

3448941 8100                                             AUTHENTICATION: 1457118

010589233                                                         DATE: 11-20-01

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The name of the limited liability company is Radio One of Texas I, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

In WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Radio One of Texas I, LLC this 20th day of November, 2001.

                                                    /s/ Donna McClurkin-Fletcher
                                                    ----------------------------
                                                    Donna Mc Clurkin-Fletcher
                                                    Authorized Person

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/20/2001
                                                          010589233 - 3448941